UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2009

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On January 9, 2009 Arbitron Inc. (the "Company") announced that the Media Rating Council ("MRC") has accredited the Company's Portable People Meter TM radio quarter hour ratings data in Riverside-San Bernardino.

The Company will host a conference call at 4:30 p.m. Eastern Time on Monday, January 12, 2009 to discuss the accreditation of the PPM service in Riverside-San Bernardino, the recently announced settlements with the New York and New Jersey Attorneys General and other matters.

The conference call may be accessed by dialing (toll free) (888) 562-3356. The conference call can be accessed from outside of the United States by dialing (973) 582-2700. To participate, users will need to use the following code: 80146538. The call will also be available live on the Internet at the following sites: www.arbitron.com and www.streetevents.com.

On January 9, 2009, the Company issued a statement regarding the MRC Accreditation of the PPM radio ratings data in Riverside-San Bernardino. A copy of the statement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Statement of Arbitron Inc. dated January 9, 2009

Forward-Looking Statements

This Current Report on Form 8-K (including Exhibits 99.1, 99.2, 99.3, and 99.4) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries in this document that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” ”expects,” “anticipates,” “estimates,” “believes,” or “plans,” or comparable terminology, are forward-looking statements based on current expectations about future events, which we have derived from information currently available to us. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:

• absorb costs related to legal proceedings and governmental entity interactions and avoid related fines, limitations, or conditions on our business activities;
• successfully implement the commercialization of our Portable People MeterTM service;
• successfully maintain industry usage of our services, a critical mass of broadcaster encoding, and the proper understanding of our audience measurement services and methodology in light of governmental regulation, legislation, litigation, activism or adverse public relations efforts;
• successfully design, recruit and maintain PPM panels that appropriately balance research quality, panel size and operational cost;
• compete with companies that may have financial, marketing, sales, technical, and other advantages over us;
• complete the Media Rating Council (“MRC”) audits of our local market PPM ratings services in a timely manner and successfully obtain and/or maintain MRC accreditation for our audience measurement business;
• renew contracts with key customers as they expire;
• successfully execute our business strategies, including entering into potential acquisition, joint-venture or other material third-party agreements;
• effectively manage the impact, if any, of any further ownership shifts in the radio and advertising agency industries;
• effectively respond to rapidly changing technological needs of our customer base, including creating new proprietary software systems, such as software systems intended to support our cell phone-only sampling plans, and new customer services that meet these needs in a timely manner;
• successfully manage the impact on our business of any economic downturn, generally, and in the advertising and radio industries, in particular;
• successfully manage the trend of increasing data collection costs stemming from lower respondent cooperation in surveys, privacy concerns, consumer trends, including the increasing incidence of cell-phone-only households, evolving technology and/or government regulations; and
• successfully develop and implement technology solutions to measure new forms of audio-based content and delivery, multimedia and advertising in an increasingly competitive environment.

There are a number of additional important factors that could cause actual events or our actual results to differ materially from those indicated by such forward-looking statements, including, without limitation, the risk factors set forth in the caption “ITEM 1A. — RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2007, our Quarterly Report on Form 10-Q for the period ended September 30, 2008, and elsewhere, and any subsequent periodic or current reports filed by us with the Securities and Exchange Commission.

In addition, any forward-looking statements contained in this document represent our estimates only as of the date hereof, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

January 9, 2009	By:	/s/ Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Statement of Arbitron Inc. dated January 9, 2009